Exhibit 10.1

STATE OF ALABAMA

COUNTY OF MOBILE

STATUTORY WARRANTY DEED

KNOW ALL MEN BY THESE PRESENTS, that COMPUTER SOFTWARE INNOVATIONS, INC., a Delaware Corporation, the GRANTOR, for and in consideration of FOUR HUNDRED EIGHTY FIVE THOUSAND AND NO/100 DOLLARS ($485,000.00) cash in hand paid to the GRANTOR by the GRANTEE hereinafter named, the receipt whereof is hereby acknowledged, does grant, bargain, sell, and convey to MIDDLE BAY LAND, LLC, an Alabama limited liability company, the GRANTEE, its successors and assigns forever, subject to:

1.	Any prior mineral reservations and any rights or easement in connection therewith;

2.	Right of way granted to Alabama Power Company by instrument(s) recorded in Real Property Book 3435, page 353;

3.	Easement granted City of Mobile, a municipal corporation, by Louise E. M. Farnell, et al dated September 22, 1961 and recorded in Real Property Book 288, page 568;

4.	Easement granted Board of Water and Sewer Commissioners by E. G. Farnell and Louise E. Farnell dated November 8, 1954 and recorded in Deed Book 648, page 624;

5.	Right of way granted to Alabama Power Company by instrument(s) recorded in Deed Book 725, page 235;

6.	Easement and right of way condemned by Alabama Power Company vs. Edwin Farnell (Probate Court Case #6757);

7.	Right of way granted to Alabama Power Company by instrument(s) recorded in Real Property Book 2050, page 53;

8.	Building setback line and drainage and utility line easements as shown on the recorded plat of the Subdivision hereinafter described;

the following described real property in the County of Mobile, State of Alabama, viz.:

Parcel A:

Lot B of a Resubdivision of Lot 16, Bel Air Executive Park, Second Unit, as recorded in Map Book 37, Page 28 of the Probate Court Records of Mobile County, Alabama.

Parcel B:

Lot 15 of Parcel 2, Bel Air Executive Park, Second Unit, according to the plat thereof recorded in Map Book 29, Page 105 of the records in the Office of the Judge of Probate of Mobile County, Alabama.

TOGETHER WITH all and singular the rights, tenements, hereditaments, members, privileges and appurtenances thereunto belonging or in anywise appertaining;

TO HAVE AND TO HOLD the same unto the said GRANTEE, its successors and assigns forever.

IN WITNESS WHEREOF, the said COMPUTER SOFTWARE INNOVATIONS, INC., has caused its name to be signed hereto, this the 17th day of November, 2008.

COMPUTER SOFTWARE INNOVATIONS, INC.

By:	/s/ David Dechant
DAVID DECHANT
Its Chief Financial Officer

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STATE OF ALABAMA

COUNTY OF MOBILE

I, the undersigned Notary Public in and for said County in said State, hereby certify that DAVID DECHANT, whose name as Chief Financial Officer of COMPUTER SOFTWARE INNOVATIONS, INC., an Alabama corporation, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he, as such Chief Financial Officer and with full authority, executed the same voluntarily for and as the act of said corporation.

Given under my hand and seal this the 17th day of November, 2008.

/s/ Tammy G. Summerell
NOTARY PUBLIC
My Commission Expires: 9/2/2018

GRANTEE’S ADDRESS:

50 Midtown Park W.

Mobile, AL 36606

This Instrument was Prepared By:

J. Manson Murray, Esq.

Vickers, Riis, Murray and Curran, L.L.C.

Regions Bank Building

106 St. Francis Street, 11th Floor

Mobile, AL 36602-3419

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